                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 26, 2003

Commission File Number: 0-27795

                         Meier Worldwide Intermedia Inc.
               (Exact name of registrant as specified in charter)

           Nevada                                         52-2079421
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                          Ste 320-1100 Melville Street
                          Vancouver, BC, Canada V6E 4A6

                    (Address of principal executive offices)

                                 (604) 689-7572

              (Registrant's Telephone Number, Including Area Code)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

                                   See Item 2.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

This amended Form 8K includes certain financial statements with respect to our
8K filed on June 26, 2003 in which we disclosed the following Share Exchange with Covenant, Inc. On June 26, 2003, a Common Stock Purchase Agreement (the
"Agreement") was made and entered into and closed between Meier Worldwide
Intermedia, Inc., a Nevada corporation ("Buyer") and Covenant Corporation, a
Nevada corporation ("Seller").

The Buyer acquired all issued and outstanding shares of common stock of Seller, except for those shareholders of Seller, if any, exercising dissenters' rights under Nevada law by way of an exchange of shares (the "Exchange").

As a result of the Exchange, the outstanding shares of Seller common stock were exchanged for 16,540,500 shares of Buyer common stock, making Seller our wholly owned subsidiary.

In total, after taking into account all parties, there are currently approximately 17,408,263 shares of common stock outstanding at the closing of the Exchange.

We urge all interested parties to review the Common Stock Purchase Agreement dated as of June 28, 2003, which was previously filed with the original 8K as
Exhibit 2.1.

                             THE BUSINESS OF SELLER

Covenant is developing a service designed to counteract online piracy of video, music and software files. Covenant's primary service essentially uploads to pirate sites a large number of fictitious files with a video, music or software name, making it more difficult for visitors to the pirate site to download the real video, music or software they are attempting to pirate.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5. OTHER EVENTS.

Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

        o Unaudited financial statements of Covenant Inc. as of and for the nine months ended July 31, 2003 and for the periods May 10 (date of inception) through July 31, 2003 and 2002.

        o Unaudited financial statements of Meier Worldwide Intermedia, Inc.
          as of and for the three and nine months ended July 31, 2003 and 2002 for the period June 17, 1997 (date of inception) through July 31, 2003.

        o Audited financial statements of Covenant, Inc. as of October 31, 2002 and for the period May 10 (date of inception) through October 31,
          2002.

(b) Pro forma financial information.

        o Unaudited proforma financial statements of Meier Worldwide Intermedia, Inc.
          and Covenant Corporation as of July 31, 2003 and for the nine months ended
          July 31, 2003 and for the year ended October 31, 2002.

(c) Exhibits.

2.1 Common Stock Purchase Agreement (the "Agreement") is made and entered into as of the 26th day of June, 2003, between Meier Worldwide Intermedia, Inc., a
Nevada corporation ("Buyer") and Covenant Corporation, a Nevada corporation
("Seller"). Previously filed.

ITEM 8. CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE.

Not Applicable.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meier Worldwide Intermedia, Inc. (Registrant)

Date: October 27, 2003             By: /s/ James Meier
                                       James Meier, President

            Meier Worldwide Intermedia Inc. and Covenant Corporation

                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

The following unaudited pro forma combined condensed financial statements include the historical and pro forma effects of the acquisition of Covenant
Corporation ("Covenant") on June 26, 2003. This transaction will be treated as a reverse acquisition whereby Covenant will be treated as the acquirer for accounting purposes.

The following unaudited pro forma combined condensed financial statements have been prepared by our management from our historical financial statements and the historical financial statements of Covenant, which are included in this form
8K/A. The unaudited pro forma combined condensed statements of operations reflect adjustments as if the transactions had occurred on November 1, 2001. The unaudited pro forma combined condensed balance sheet reflects adjustments as if the transactions had occurred on July 31, 2003. See "Note 1 - Basis of
Presentation." The pro forma adjustments described in the accompanying notes are based upon preliminary estimates and certain assumptions that management believes are reasonable in the circumstances.

The unaudited pro forma combined condensed financial statements are not necessarily indicative of what the financial position or results of operations actually would have been if the transaction had occurred on the applicable dates indicated. Moreover, they are not intended to be indicative of future results of operations or financial position. The unaudited pro forma combined condensed financial statements should be read in conjunction with our historical financial statements and Covenant's and related notes thereto, which are included in this form 8K/A.

           MEIER WORLDWIDE INTERMEDIA, INC. AND COVENANT CORPORATION
                        COMBINED CONDENSED BALANCE SHEETS
                                  July 31, 2003
                                   (Unaudited)

                                                     Meier Worldwide        Covenant        Proforma        Proforma
ASSETS                                               Intermedia, Inc.     Corporation      Adjustments       Totals

CURRENT ASSETS:
Cash                                                  $          -        $      2,348     $         -     $       2,348
Due from affiliate                                               -               2,445               -             2,445
Prepaid expenses and other assets                                -               9,500               -             9,500

TOTAL                                                 $          -        $     14,293     $         -     $      14,293
                                                      =============       =============    ============    ==============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable                                      $     55,344        $        981     $         -     $      56,325
Accounts payable - related party                            48,596                   -         (24,274) (d)       24,322
Advances from shareholder                                        -              15,000               -            15,000
Note payable and accrued interest - in default              39,833                   -               -            39,833
    Total current liabilities                              143,773              15,981         (24,274)          135,480
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock                                               123,553              16,790        (122,935) (a)       17,408
Additional paid-in capital                               1,477,257             779,060         122,935  (a)      640,986
                                                                                            (1,744,583) (b)
                                                                                                 6,317  (c)

Stock subscription receivable                                    -              (2,500)              -            (2,500)
Deferred stock compensation                                      -            (110,200)              -          (110,200)
Due from Meier                                                   -             (24,274)         24,274  (d)            -
Deficit accumulated during the development stage        (1,744,583)           (660,564)      1,744,583  (b)     (666,881)
                                                                                                (6,317) (c)
    Total stockholders' equity deficit                    (143,773)             (1,688)         24,274          (121,187)
TOTAL                                                 $          -        $     14,293     $         -     $      14,293
                                                      =============       =============    ============    ==============

            MEIER WORLDWIDE INTERMEDIA, INC. AND COVENANT CORPORATION
                   COMBINED CONDENSED STATEMENT OF OPERATIONS
                FOR THE PERIOD NOVEMBER 1, 2002 TO JULY 31, 2003
                                   (Unaudited)

                                  Meier Worldwide       Covenant           ProForma       Proforma
                                  Intermedia, Inc.     Corporation        Adjustments      Totals

REVENUES                           $          -        $         -         $        -     $        -

OPERATING EXPENSES
  General and administrative             15,120             45,858                  -         60,978
  Non-cash compensation                  19,600            609,850                           629,450
  Interest expense                        1,112                  -                             1,112
    Total operating expense              35,832            655,708                  -        691,540

LOSS FROM OPERATIONS                    (35,832)          (655,708)                 -       (691,540)

OTHER INCOME (EXPENSE):                       -                  -                  -              -

NET LOSS                           $    (35,832)       $  (655,708)       $         -     $ (691,540)
                                   =============       ============       ============    ===========

NET LOSS PER SHARE -
   Basic and diluted               $      (0.06)       $     (0.04)                       $    (0.04)
                                   =============       ============                       ===========

Weighted average number of
shares - basic and diluted              617,744         16,790,500                        17,408,244
                                   =============       ============                       ===========

            MEIER WORLDWIDE INTERMEDIA, INC. AND COVENANT CORPORATION
                   COMBINED CONDENSED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2002
                                   (Unaudited)

                                                       Covenant
                                                     Corporation
                             Meier Worldwide      For the Period May
                             Intermedia, Inc.     10, 2002 (date of
                           For the Year Ended     inception) through       ProForma      Proforma
                            October 31, 2002       October 31, 2002      Adjustments      Totals

REVENUES                       $       -            $          -          $       -       $        -

OPERATING EXPENSES
  General and administrative       7,019                      56                  -            7,075
  Non-cash compensation           29,296                   4,800                              34,096
  Interest expense                 1,152                       -                               1,152
    Total operating expense       37,467                   4,856                  -           42,323

LOSS FROM OPERATIONS             (37,467)                 (4,856)                 -          (42,323)

OTHER INCOME (EXPENSE):                -                       -                  -                -

NET LOSS                       $ (37,467)           $     (4,856)         $       -       $  (42,323)
                               ==========           =============         ==========      ===========

NET LOSS PER SHARE -
   Basic and diluted           $   (0.06)           $      (0.00)         $   (0.00)
                               ==========           =============         ==========
Weighted average number of
shares - basic and diluted       617,744              16,790,500          17,408,244
                               ==========           =============         ==========

            Meier Worldwide Intermedia Inc. and Covenant Corporation
           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

1. BASIS OF PRESENTATION

        The accompanying unaudited pro forma combined condensed statements of operations present our historical results of operations for the nine months ended July 31, 2003 and for the year ended October 31, 2002 and those of
Covenant for the same nine months ended July 31, 2003 and for the period May 10,
2002 (date of inception) through October 31, 2002, with pro forma adjustments as if the transaction had taken place on Novemeber 1, 2001. The unaudited pro forma combined condensed balance sheet presents our historical balance sheet as of
July 31, 2003 and Covenant's balance sheet as of July 31, 2003, with pro forma adjustments as if the transaction had been consummated as of July 31, 2003 in a transaction accounted for as a purchase in accordance with accounting principles generally accepted in the United States of America.

        Certain reclassifications have been made to the historical financial
Statements to conform to the pro forma combined condensed financial statement presentation.

2. PRO FORMA ADJUSTMENTS

     The following adjustments give pro forma effect to the transaction:

(a) To eliminate common stock balances to correct par value:

                 Additional paid in capital           $  122,935
                 Common stock                           (122,935)

                                                      $        -
                                                      ===========

(b) To eliminate Meier's accumulated deficit:

                 Accumulated deficit                  $ 1,744,583
                 Additional paid in capital            (1,744,583)

                                                      $         -
                                                      ============

(c ) To record Meier's loss after acquisition on June 26, 2003:

                 Additional paid in capital           $     6,317
                 Accumulated deficit                       (6,317)

                                                      $         -
                                                      ============

(d) To eliminate intercompany advances:

                 Accounts payable - related party     $    24,274
                 Due from Meier                           (24,274)

                                                      $         -
                                                      ============

                              Covenant Corporation
                        (A Development Stage Enterprises)

Financial Statements (unaudited):

                              Covenant Corporation
                        (A Development Stage Enterprise)

                        BALANCE SHEET AS OF JULY 31, 2003
                                   (Unaudited)
________________________________________________________________________________

ASSETS

CURRENT ASSETS:
Cash                                                          $        2,348
Due from affiliate                                                     2,445
Prepaid expenses and other current assets                              9,500
      Total current assets                                            14,293

TOTAL                                                         $       14,293
                                                              ===============

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued liabilities                      $          981
Advance from shareholder                                              15,000
      Total current liabilities                                       15,981

STOCKHOLDERS' DEFICIT:
Common stock, no par value, 200,000,000 shares authorized;
   16,790,500 shares issued and outstanding                           16,790
Additional paid-in capital                                           779,060
Stock subscription receivable                                         (2,500)
Deferred stock compensation                                         (110,200)
Due from Meier Worldwide Intermedia, Inc.                            (24,274)
Deficit accumulated during the development stage                    (660,564)
     Total stockholders' deficit                                      (1,688)

TOTAL                                                         $       14,293
                                                              ===============

________________________________________________________________________________

See notes to financial statements.

                                       10

                              Covenant Corporation
                        (A Development Stage Enterprise)

                            STATEMENTS OF OPERATIONS
                                   (Unaudited)
___________________________________________________________________________________________________________

                                        For the
                                         Three          For the        For the Period       For the Period
                                         Months           Nine          May 10, 2002         May 10, 2002
                                         Ended           Months           (date of             (date of
                                        July 31,         Ended        incorporation) to    incorporation) to
                                         2003        July 31, 2003      July 31, 2002        July 31, 2003

REVENUES                              $        -     $         -        $         -          $          -

OPERATING EXPENSES:
Professional and consulting fees           6,100          31,450                  -                31,450
Non-cash compensation                     37,300         609,850              2,400               614,650
Other                                     13,087          14,408                 29                14,464
  Total operating expenses                56,487         655,708              2,429               660,564

NET LOSS                              $  (56,487)    $  (655,708)       $    (2,429)         $   (660,564)
                                      ===========    ============       ============         =============

NET LOSS PER COMMON SHARE

 Basic and diluted                    $    (0.00)    $     (0.04)       $     (0.00)
                                      ===========    ============       ============

 Shares used in computing net
  loss per share - Basic and
  diluted                             16,637,300      16,489,400         10,000,000
                                      ===========    ============       ============

___________________________________________________________________________________________________________

See notes to financial statements.

                                       11

                              Covenant Corporation
                        (A Development Stage Enterprise)

                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
                                   (Unaudited)
___________________________________________________________________________________________________________________________________________________

                                                                                                          Due From        Deficit
                                                                                                            Meier       accumulated
                                                                Additional     Stock        Deferred      Worldwide     during the
                                             Common Stock        Paid in    Subscription     Stock        Intermedia,    Development
                                          Shares       Amount    Capital     Receivable   Compensation       Inc.          stage            Total

BALANCES, MAY 10, 2002                            -  $      -   $      -     $       -    $        -      $      -      $        -      $        -

Common stock issued to founders at                                                   -             -
inception                                10,000,000    10,000     (9,000)                                        -               -           1,000

Services and office space contributed
by shareholder                                    -         -      4,800             -             -             -               -           4,800

Net loss                                          -         -          -             -             -             -          (4,856)         (4,856)

BALANCES, OCTOBER 31, 2002               10,000,000    10,000     (4,200)            -             -             -          (4,856)            944

Common stock issuances for services
and office space:
  at $0.10 per share in January, 2003     6,325,500     6,325    626,225             -      (120,000)            -               -         512,550
  at $0.35 per share in June, 2003          250,000       250     87,250             -       (87,500)            -               -               -

Common stock issued for cash:
  at $0.25 per share in 2003                150,000       150     37,350        (2,500)            -             -               -          35,000
  at $0.50 per share in 2003                 65,000        65     32,435             -             -             -               -          32,500

Amortization of deferred stock
compensation                                      -         -           -            -        97,300             -               -          97,300

Advances to Meier Worldwide
Intermedia, Inc.                                  -         -           -            -             -       (24,274)              -         (24,274)

Net loss                                          -         -           -            -             -             -        (655,708)       (655,708)

BALANCES, JULY 31, 2003                  16,790,500  $ 16,790   $ 779,060    $  (2,500)   $ (110,200)     $(24,274)     $ (660,564)     $   (1,688)
                                         ==========  ========   =========    ==========   ===========     =========     ===========     ===========

___________________________________________________________________________________________________________________________________________________

See notes to financial statements.

                                       12

                              Covenant Corporation
                        (A Development Stage Enterprise)

                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)
__________________________________________________________________________________________________________

                                                                           For the period     For the period
                                                            For the         May 10, 2002        May 10, 2002
                                                           Nine Months        (date of           (date of
                                                          Ended July 31,  incorporation) to   incorporation) to
                                                              2003          July 31, 2002      July 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                 $ (655,708)        $ (2,429)         $ (660,564)
 Adjustments to reconcile net loss to net cash
  used in operating activities:
   Compensation for services and expenses
     contributed by shareholders                                   -            2,400               4,800
   Stock based compensation and consulting                   609,850                -             609,850
 Increase in affiliate receivables                           (26,719)               -             (26,719)
 Increase in prepaid assets and other current assets          (9,500)               -              (9,500)
 Increase in accounts payable and accrued liabilities            981                -                 981

 Net Cash Used in Operating Activities                       (81,096)             (29)            (81,152)

CASH FLOWS FROM FINANCING ACTIVITIES:
 Advance from shareholder, net                                15,000                -              15,000
 Proceeds from issuance of common stock                       67,500            1,000              68,500

 Cash Provided by Financing Activities                        82,500            1,000              83,500

NET INCREASE IN CASH                                           1,404              971               2,348

CASH AT BEGINNING OF PERIOD                                      944                -                   -

CASH AT END OF PERIOD                                     $    2,348        $     971         $     2,348
                                                          ===========       ==========        ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

  Interest paid                                           $        -        $       -         $         -
                                                          ===========       ==========        ============

  Income taxes paid                                       $        -        $       -         $         -
                                                          ===========       ==========        ============
__________________________________________________________________________________________________________

See notes to financial statements.

                                       13

                              Covenant Corporation
                        (A Development Stage Enterprise)

                          NOTES TO FINANCIAL STATEMENTS
________________________________________________________________________________

Nature of Operations and Basis of Presentation

Covenant Corporation ("we" , "us", "our") was incorporated in the State of
Nevada on May 10, 2002, for the purpose of developing tools to counteract the online piracy of video, music and software files. Because we have not yet generated significant revenues and/or commenced our planned principal operations we are considered to be in the development stage as defined in Financial
Accounting Standards Board Statement No. 7. Accordingly, some of our accounting policies and procedures have not yet been established.

Effective June 26, 2003, Meier Worldwide Intermedia, Inc. ("Meier") acquired all of our outstanding shares in exchange for a like number of their common shares
(i.e. each of our shares was exchanged for one share of Meier's common stock).
This transaction will be treated as a reverse acquisition whereby we will be treated as the acquirer for accounting purposes.

Our accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and the instructions to Form 10-QSB and Rule
10-1 of Regulation S-X of the Securities and Exchange Commission (the "SEC").
Accordingly, these financial statements do not include all of the footnotes required by accounting principles generally accepted in the United States of
America. In our opinion, all adjustments (consisting of normal and recurring adjustments) considered necessary for a fair presentation have been included.
Operating results for the nine months ended July 31, 2003 are not necessarily indicative of the results that may be expected for the year ended October 31,
2003. The accompanying financial statements and the notes thereto should be read in conjunction with our audited financial statements as of and for the period
May 10, 2002 (date of incorporation) to October 31, 2002 contained in our Form
8-K.

Going Concern

Our financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We are in the development stage and will require a significant amount of capital to proceed with our business plan. Accordingly, our ability to continue as a going concern is ultimately dependent upon our ability to secure an adequate amount of capital to finance our planned principal operations. Our plans will include attempts to raise public and/or private equity or debt financing. However, there is no assurance that we will be successful in attracting the necessary capital and/or if such capital will be offered on terms acceptable to us. These factors, among others, indicate that we may be unable to continue as a going concern for a reasonable period of time.
Our financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

                                       14

Related Parties

During the nine months ended July 31, 2003, we paid consulting fees of approximately $20,000 to our President. We believe this amount represents appropriate remuneration for services provided by this officer during this period.

The due from Meier will be eliminated when we consolidate after acquisition.

The advance from shareholder is non-interest bearing, unsecured and due on demand.

________________________________________________________________________________

                                       15

                Meier Worldwide Intermedia Inc. and Subsidiaries
                        (A Development Stage Enterprises)

                          INDEX TO FINANCIAL STATEMENTS

Consolidated Financial Statements (unaudited):

Consolidated Balance Sheet as of July 31, 2003.............................. 17

Consolidated Statements of Operations for the three and nine-months ended July 31, 2003 and 2002, and the period June 17, 1997 (date of inception) to July 31, 2003................................................. 18

Consolidated Statements of Cash Flows for the nine-months ended
July 31, 2003 and 2002, and the period June 17, 1997 (date of inception) to July 31, 2003................................................. 19

Notes to Consolidated Financial Statements.................................. 20

                                       16

                         Meier Worldwide Intermedia Inc.
                       (A Developmental Stage Enterprise)

                 CONSOLIDATED BALANCE SHEET AS OF JULY 31, 2003
                                   (Unaudited)
________________________________________________________________________________

ASSETS

CURRENT ASSETS
    Cash                                                          $         -
                                                                  ============

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Note payable and accrued interest - in default                    $    39,833
Accounts payable                                                       55,344
Related party advances                                                 48,596
          Total current liabilities                                   143,773

STOCKHOLDERS' DEFICIT
Common stock $0.20 par value, 200,000,000 shares authorized;
   617,744 issued and outstanding                                     123,553
Additional paid-in capital                                          1,477,257
Deficit accumulated during the development stage                   (1,744,583)
           Total stockholders' deficit                               (143,773)

TOTAL                                                             $         -
                                                                  ============
________________________________________________________________________________

See accompanying notes.

                                       17

                         Meier Worldwide Intermedia Inc.
                       (A Developmental Stage Enterprise)

                       CONSOLIDATED STATEMENT OF OPERATONS
                                   (Unaudited)
______________________________________________________________________________________________________________________

                                                         For the        For the                          For the
                                         For the           nine          three                           Period
                                          three           months        months       For the         June 17, 1997
                                          months          ended         ended          nine             (date of
                                          ended          July 31,      July 31,     months ended    incorporation) to
                                      July 31, 2003        2003          2002      July 31, 2002      July 31, 2003

REVENUES                               $         -     $        -     $       -    $       -         $      773,600

EXPENSES:
 Operating and administrative               10,879         34,720             -            -              2,254,750
 Interest                                      339          1,112           296          839                 18,675
    Total operating expenses                11,218         35,832           296          839              2,273,425

LOSS FROM OPERATIONS                        11,218         35,832           296          839              1,499,825

OTHER INCOME (EXPENSES)
Gain on transfer of subsidiaries to
   related party                                 -              -             -            -                125,023
Loss on lease option                             -              -             -            -               (369,782)
    Total other income (expense)- net            -              -             -            -               (244,759)

NET LOSS                               $    11,218     $   35,832     $     296    $     839         $    1,744,584
                                       ============    ===========    ==========   ==========        ===============

Net Loss Per Share - Basic and
Diluted                                $     (0.02)    $    (0.06)    $   (0.00)   $   (0.00)
                                       ============    ===========    ==========   ==========

Weighted Average Number of Shares
Outstanding                                617,744        617,744       617,744      617,744
                                       ============    ===========    ==========   ==========
______________________________________________________________________________________________________________________

See accompanying notes

                                       18

                         Meier Worldwide Intermedia Inc.
                        (A Development Stage Enterprise)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)
_______________________________________________________________________________________________________________

                                                                                             For the Period
                                                         For the             For the       June 17, 1997 (date
                                                    Nine-Months Ended   Nine-Months Ended   of inception) to
                                                      July 31,2003        July 31, 2002       July 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                            $    (35,832)        $    (839)         $  (1,744,583)
 Adjustments to reconcile net loss to net cash
  used in operating activities:
   Compensation for services and expenses
     contributed by shareholders                           19,600                 -                 68,020
   Stock based compensation and consulting                      -                 -                653,978
   Increase in accounts and interest payable               16,232               839                 92,066
NET CASH USED IN OPERATING ACTIVITIES                           -                 -               (930,519)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from borrowings under notes payable                 -                 -                 27,397
   Advances from stockholders                                   -                 -                 24,309
   Proceeds from issuance of common stock                       -                 -                878,813
CASH PROVIDED BY FINANCING ACTIVITIES                           -                 -                930,519

NET CHANGE  IN CASH AND CASH
   EQUIVALENTS                                                  -                 -                      -

CASH AND CASH EQUIVALENTS, BEGINNING
   OF PERIOD                                                    -                 -                      -

CASH AND CASH EQUIVALENTS, END OF
   PERIOD                                            $          -         $       -          $           -
                                                     =============        ==========         ==============

SUPPLEMENTAL DISCLOSURE OF CASH
  FLOW INFORMATION:

Income taxes paid                                    $          -         $       -          $           -
                                                     =============        ==========         ==============

Interest paid                                        $          -         $       -          $           -
                                                     =============        ==========         ==============

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES - During
the year ended October 31, 1999, we issued 24,719 shares of our common stock as consideration for satisfaction of $98,876 of accrued expenses.

_______________________________________________________________________________________________________________

See accompanying notes.

                                       19

                         Meier Worldwide Intermedia Inc.
                        (A Development Stage Enterprise)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)
________________________________________________________________________________

A  - ORGANIZATION AND DESCRIPTION OF BUSINESS

Meier Worldwide Intermedia, Inc., was incorporated under the laws of the State of Nevada, USA, on June 17, 1997 for the purpose of leasing sound studio space to the entertainment industry and the Internet, and subsequently changed its business purpose to engage in film production and multi-media interactive technology.

Effective June 26, 2003, we acquired all of the outstanding shares of Covenant
Corporation ("Covenant") in exchange for a like number of their common shares
(i.e. each of our shares was exchanged for one share of Covenant's common stock). This transaction will be treated as a reverse acquisition whereby
Covenant will be treated as the acquirer for accounting purposes.

Since our inception we have organized and acquired stock in various subsidiaries, which were organized for the purpose of movie production. With the exception of Meier Entertainment Security, Inc., all subsidiaries have been transferred to a related party. Meier Entertainment Security, Inc. currently has no operations, and subsequent to October 31, 2002, has also been transferred to a related party. The accompanying consolidated financial statements include the accounts of Meier Worldwide Intermedia Inc. and Subsidiary (collectively referred to as "we", "us", "our"). All significant intercompany balances have been eliminated in consolidation.

Because we have not yet generated significant revenues and/or commenced our planned principal operations we are considered to be in the development stage as defined in Financial Accounting Standards Board Statement No. 7. Accordingly,
some of our accounting policies and procedures have not yet been established.

Basis of Presentation

Our accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and the instructions to Form 10-QSB and Rule 10-1 of Regulation S-X of the Securities and Exchange Commission (the
"SEC"). Accordingly, these consolidated financial statements do not include all of the footnotes required by accounting principles generally accepted in the
United States of America. In our opinion, all adjustments (consisting of normal and recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the nine months ended July 31, 2003 are not necessarily indicative of the results that may be expected for the year ended
October 31, 2003. The accompanying consolidated financial statements and the notes thereto should be read in conjunction with our audited consolidated financial statements as of and for the year ended October 31, 2002 contained in our Form 10-KSB.

B - GOING CONCERN

Our consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of

                                       20

liabilities in the normal course of business. We have suffered recurring losses from operations and have a stockholders' deficit of approximately $144,000 at
July 31, 2003. We are also involved in certain litigation that could adversely impact our results of operations and cash flow if we are unable to prevail in such matters. Finally, we will require a significant amount of capital to proceed with our business plan. Accordingly, our ability to continue as a going concern is ultimately dependent upon our ability to secure an adequate amount of capital to finance our planned principal operations and/or to pay any adverse judgments that may arise from various lawsuits. Our plans will include attempts to raise public and/or private equity or debt financing. However, there is no assurance that we will be successful in attracting the necessary capital and/or if such capital will be offered on terms acceptable to us. These factors, among others, indicate that we may be unable to continue as a going concern for a reasonable period of time. Our financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

                                       21

                              COVENANT CORPORATION
                        (A Development Stage Enterprise)

                         Financial Statements as of and
                           for the period May 10, 2002
                             (date of incorporation)
                               to October 31, 2002
                                       and
                          Independent Auditors' Report

                                       22

                              COVENANT CORPORATION
                        (A Development Stage Enterprise)

                                TABLE OF CONTENTS

                                                                         Page

     Independent Auditors' Report                                         24

     Balance Sheet as of October 31, 2002                                 25

     Statement of Operations for the period May 10, 2002
      (date of incorporation) to October 31, 2002                         26

     Statement of Stockholders' Equity for the period May 10, 2002
      (date of incorporation)  to October 31, 2002                        27

     Statement of Cash Flows for the period May 10, 2002
      (date of incorporation) to October 31, 2002                         28

     Notes to Financial Statements                                        29

                                       23

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and stockholders of Covenant Corporation:

We have audited the accompanying balance sheet of Covenant Corporation (the
"Company"), a development stage enterprise, as of October 31, 2002, and the related statements of operations, stockholders'equity and cash flows for the period May 10, 2002 (date of incorporation) to October 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of October 31,
2002, and the results of its operations and cash flows for the period May 10,
2002 (date of incorporation) to October 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the
Company will continue as a going concern. As discussed in Notes A and B to the financial statements, the Company is in the development stage, and will require significant capital to proceed with its business plan. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kingery, Crouse & Hohl, P.A.

September 15, 2003
Tampa, FL

                                       24

                              COVENANT CORPORATION
                        (A Development Stage Enterprise)

                      BALANCE SHEET AS OF OCTOBER 31, 2002
________________________________________________________________________________

CURRENT ASSETS -
    Cash                                                           $    944
                                                                   =========

STOCKHOLDERS' EQUITY:
Common stock, no par value, 200,000,000 shares authorized;
   10,000,000 shares issued and outstanding                        $  1,000
Additional paid-in capital                                            4,800
Deficit accumulated during the development stage                     (4,856)
    Total stockholders' equity                                     $    944
                                                                   =========

________________________________________________________________________________

See notes to financial statements.

                                       25

                              COVENANT CORPORATION
                        (A Development Stage Enterprise)

          STATEMENT OF OPERATIONS FOR THE PERIOD MAY 10, 2002 (DATE OF
                       INCORPORATION) TO OCTOBER 31, 2002
________________________________________________________________________________

REVENUES                                                      $        -

GENERAL AND ADMINISTRATIVE EXPENSES                                4,856

NET LOSS                                                      $   (4,856)
                                                              ===========

NET LOSS PER COMMON SHARE:

 Basic and diluted                                            $    (0.00)
                                                              ===========

 Shares used in computing net loss per
  share - Basic and diluted                                   10,000,000
                                                              ===========
________________________________________________________________________________

See notes to financial statements.

                                       26

                              COVENANT CORPORATION
                        (A Development Stage Enterprise)

         STATEMENTS OF STOCKHOLDERS' EQUITY FOR THE PERIOD MAY 10, 2002
                   (DATE OF INCORPORATION) TO OCTOBER 31 2002
__________________________________________________________________________________________________________________

                                                                                       Deficit
                                                                                     Accumulated
                                                                       Additional     During the
                                                   Common Stock         Paid-In       Development
                                              Shares        Amount      Capital          Stage           Total

Balances, May 10, 2002                               -    $       -    $       -     $        -       $        -

Issuance of common stock                    10,000,000        1,000            -              -            1,000

Contribution of services                             -            -        4,800              -            4,800

Net loss for the period May 10, 2002
(date of incorporation) to October 31,
2002                                                 -            -            -         (4,856)          (4,856)

Balances, October 31, 2002                  10,000,000    $   1,000    $   4,800     $   (4,856)     $       944
                                            ==========    =========    =========     ===========     ============

__________________________________________________________________________________________________________________

See notes to financial statements.

                                       27

                              COVENANT CORPORATION
                        (A Development Stage Enterprise)

               STATEMENT OF CASH FLOWS FOR THE PERIOD MAY 10, 2002
                  (DATE OF INCORPORATION) TO OCTOBER 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                     $   (4,856)
  Adjustments to reconcile net loss to net cash used in
      operating activities -  non-cash compensation                 4,800

  Net Cash Used in Operating Activities                               (56)

CASH FLOWS FROM FINANCING ACTIVITIES-
   Proceeds from issuance of common stock                           1,000

NET INCREASE  IN CASH                                                 944

CASH AT BEGINNING OF PERIOD                                             -

CASH AT END OF PERIOD                                          $      944
                                                               ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

  Interest paid                                                $        -
                                                               ===========

  Income taxes paid                                            $        -
                                                               ===========

________________________________________________________________________________

See notes to financial statements.

                                       28

                              COVENANT CORPORATION
                        (A Development Stage Enterprise)

                          NOTES TO FINANCIAL STATEMENTS
________________________________________________________________________________

NOTE A- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Covenant Corporation ("we" , "us", "our") was incorporated in the State of
Nevada on May 10, 2002, for the purpose of developing tools to counteract the online piracy of video, music and software files. Because we have not yet generated significant revenues and/or commenced our planned principal operations we are considered to be in the development stage as defined in Financial
Accounting Standards Board Statement No. 7. Accordingly, some of our accounting policies and procedures have not yet been established.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires us to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions we are required to make.

Income Taxes

We compute income taxes in accordance with Financial Accounting Standards
Statement No. 109 "Accounting for Income Taxes" ("SFAS 109"). Under SFAS 109,
deferred taxes are recognized for the tax consequences of temporary differences by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Also, the effect on deferred taxes of a change in tax rates is recognized in income in the period that included the enactment date.

We recognized losses for both financial and tax reporting purposes during the period May 10, 2002 (date of incorporation) to October 31, 2002. Accordingly, no provision for income taxes and/or deferred income taxes payable have been provided for in the accompanying financial statements.

We did not have any significant temporary differences and or net operating loss carryforwards at October 1, 2002. The deferred income tax asset arising from our net operating loss carryforward is not recorded in the accompanying balance sheet because we recorded a valuation allowance to fully reserve such asset as it did not meet the required asset recognition standard established by SFAS 109.

Statement of Cash Flows

For purposes of the statement of cash flows, we consider all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

                                       29

Recent Pronouncements

We do not expect that the adoption of any recent accounting pronouncements will have a material impact on our financial statements.

Net Loss Per Common Share

We compute loss per share in accordance with Financial Accounting Standards
Statement No. 128 "Earnings per Share" ("SFAS 128") and SEC Staff Accounting
Bulletin No. 98 ("SAB 98"). Under the provisions of SFAS No. 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted net loss per share is computed by dividing the net loss for the period by the weighted average number of common and common equivalent shares outstanding during the period. There were no common equivalent shares outstanding during the period May 10, 2002 (date of incorporation) to
October 31, 2002; accordingly, basic and diluted net loss per common share are identical for such period.

NOTE B- GOING CONCERN

Our financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We are in the development stage and will require a significant amount of capital to proceed with our business plan. Accordingly, our ability to continue as a going concern is ultimately dependent upon our ability to secure an adequate amount of capital to finance our planned principal operations. Our plans will include attempts to raise public and/or private equity or debt financing. However, there is no assurance that we will be successful in attracting the necessary capital and/or if such capital will be offered on terms acceptable to us. These factors, among others, indicate that we may be unable to continue as a going concern for a reasonable period of time.
Our financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

NOTE C- OTHER RELATED PARTY TRANSACTIONS

We recognized $4,800 of non-cash compensation during the period May 10, 2002
(date of incorporation) to October 31, 2002. We believe this amount represents the fair value of services provided to us by our officers during this period.
Because the amount will not be paid, now or in the future, it has been reflected as an increase in additional paid-in capital in the accompanying financial statements.

NOTE D - SUBSEQUENT EVENT

Effective June 26, 2003, Meier Worldwide Intermedia, Inc. ("Meier") acquired all of our outstanding shares in exchange for a like number of their common shares
(i.e. each of our shares was exchanged for one share of Meier's common stock).

________________________________________________________________________________

                                       30